March 2018

Level Brands, Inc.

Investor Presentation

Forward-looking Statements

This presentation may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that the information presented in this presentation discusses information or expectations about Level Brands, Inc.'s business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Level Brands, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 as filed with the Securities and Exchange Commission (the "SEC") on December 26, 2017 and our other filings with the SEC. Level Brands, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Kathy Ireland®

Chairman Emeritus & Chief Brand Strategist

Please view video @ www.LevelBrands.com/media



LB

Level Brands Overview

We champion a bold, unconventional image and social consciousness for our company and our brands.

We strive to be an innovative licensing, marketing, and brand-management company.

kathy ireland® HEALTH & WELLNESS

BEAUTY & PIN-UPS™

IM1 Ireland Men One

EE1 Encore Endeavor One

Investment Highlights

Licensing – A Powerful Business Model

- Leading brand builders: *k*iWW® team, and Level Brands' seasoned business and finance executives provide leadership
- Growing portfolios of multi-dimensional, IP-protected lifestyle brands
- Extensive licensing opportunities in and additional avenues for brand expansion and enhancement
- Potential for initial and recurring revenue streams
- Our Licensing Model is a non-capital intensive business – low overhead, no inventory
- Four diversified brands/business units, with potential new business pipelines
- Target market sectors include art, beauty, fashion, health and wellness, travel, publishing, entertainment, and more
- Licensing model gross margins are high and expected to be approximately 70-80%
- High growth areas and potential - in first 12 months I'M1 and EE1 have generated $3.6 million in sales (cash and non cash)
- Annual royalty fees potentially between 4% and 7%, contracted for 5 to 10 years


SUPERMODEL
SUPERMOGUL

Organization | Ownership Summary



LB
Level Brands
I'M1 Holdings LLC*
EE1 Holdings LLC*
51%
100%**
100%
51%
49%
49%
kathy ireland®
HEALTH & WELLNESS
BEAUTY & PIN-UPS
I'M1
Ireland Men One
EE1
Encore Endeavor One

**10-year exclusive license agreement for *kathy ireland®* Health & Wellness.

Level Brands, Inc. Major Shareholders

- All officers and directors as a group
  24.1%
- G. Tyler Runnels
  7.5%
- IM1 Holdings LLC*
  7.2%
- EE1 Holdings LLC*
  3.6%

* Ms. Ireland and Messrs. Erik Sterling, Jason Winters, Stephen Roseberry, and Jon Carrasco have shared voting and dispositive control over securities held of record by IM1 Holdings, LLC and EE1 Holdings, LLC. Ms. Ireland and Mr. Sterling, through their family trusts, are the majority members of IM1 Holdings, LLC and EE1 Holdings, LLC.

Licensing and Brand Management Business Model

Level Brands seeks to structure contracts with components that provide revenue in two phases.

Initial Revenue

Cash or Equity

Marketing fees, equity issuance, upfront licensing fees, minimum royalty guarantees, and advisory fees.

Potential Recurring Revenue

Royalties on Every Unit Sold

- ✓ Royalties, incl. 3rd party contacts/referrals
- ✓ Annual marketing and licensing fees
- ✓ No cost, no inventory

Beauty & Pin-Ups

"Beauty belongs to everyone"

Professional Hair Care Line with a Social Conscience

- **Innovative and cutting-edge producer and marketer in the beauty industry**
- **11 products, including shampoos, conditioners, styling aides, and a patented styling tool**
- **Redefining Beauty - Brand Tenets:**
  - ✓ **Beauty belongs to everyone**
  - ✓ **Confident empowerment – pin-ups evoke same feeling of feminine beauty and confidence as uploading a selfie does today**
- **Expanding distribution network to encompass salons, retail, and online**
- **Extended to licensing opportunities, added two new license agreements (including a line of vodka)**
- **Potential licensing opportunities and brand extensions include swimwear, sunglasses, and intimate apparel**
- **#1 trending story in the world for 10 days in 2016**
- **Story has reached over 1 billion people with worldwide media coverage to date**
- **Beauty & Pin-Ups donates 0.5% of net sales to support *Best Buddies® International***

Katie Meade

Supermodel, champion and *Best Buddies International* ambassador



Fearles

Katie Meade lives a powerful life with Down syndrome, which does not define her. She empowers people through the non-profit led by one of Level Brands' directors, Anthony Kennedy Shriver. As the first woman in history with Down syndrome to secure a major beauty contract and star in a beauty campaign, Katie is *Fearless*.

People BuzzFeed COSMOPOLITAN TODAY

kathy ireland® Health & Wellness

- **Level Brands' newest business unit – launched Sept. 2017**
- **$32 million (approx.) 10-year licensing engagement signed Jan. 2018**
- **All products to be branded: *kathy ireland®* Health & Wellness**
- **Health and Wellness is one of today's and tomorrow's top consumer lifestyle focus segments**
- **Wide-ranging, all-encompassing category**
- **Health and Wellness is becoming a global movement - consumers seek to ensure healthy, happy lives for as long as possible, especially as average life-spans continue to rise**

Target Market Sectors Include:

- Beauty at Every Age
- Healthy Eating
- Nutrition & Weight Loss
- Wellness Tourism
- Fitness & Mind-Body
- Preventive & Personalized Medicine
- Complementary & Alternative Medicine
- Wellness Lifestyle Real Estate
- Spa Industry
- Thermal/Mineral Springs
- Workplace Wellness

** *Kathy Ireland,* according to UCLA, is one of the Top 10 health advocates. Ms. Ireland is global ambassador for YWCA-GLA, Best Buddies, and the Elizabeth Taylor AIDS Foundation.



Kathy Ireland®

World Health Organization

Definition of Health: Health is a state of complete physical, mental, and social well-being and not merely the absence of disease or infirmity.

Global Wellness Institute

Estimates are the worldwide wellness industry grew by 10.6% to $3.72 trillion between 2013 and 2015, while the global economy decreased by 3.6% — making it one of the world's fastest-growing markets.

LB Level Brands

Ireland Men One: I'M1

"For millennial men and the women who love them"

Founded in 2017, I'M1 is a lifestyle brand established to capitalize on potentially lucrative licensing and co-branding opportunities with brands focused on millennials.

- Led by co-founder Tommy Meharey, millennial, Marine, father and youngest board member of kIWW®
- Goal is to become a leader in grooming, personal care, cologne, accessories, jewelry, and apparel



Tommy Meharey

The goal of I'M1 is to become known among households as a socially conscious brand for millennial men and the women who love them.

I'M1 Video

Please view video @ www.LevelBrands.com/media - password LEVBprotected

I'M1

Ireland Men One

Ireland Men One

Initial Licensing Transactions

I'M1 Ireland Men One



ANDRÉ PHILLIPE

I'M1 Men's Fashion

- **I'M1 Suits by André Philippe launches Fall 2017 -** custom suiting, ready-to-wear trousers, jackets and other luxury menswear items
- A fashion-forward styling design to appeal to millennials on the fast-track to establishing their careers
- The $402 billion global menswear industry has 4.5% average annual growth*
- The global market for men's designer apparel is projected to reach nearly $44 billion in 2020*
- 5-year agreement, 4% royalty fee, $12,000 initial fee



LOOSE LEAF
NEW YORK

I'M1 Accessories

- **I'M1 Eyewear by Loose Leaf** began retail placement of men's fashion eyewear in December 2017, with continued retail and online merchandising expansion in early 2018
- Sunglasses are a key fashion accessory for millennial men
- The global premium fashion sunglasses and frames segment of the eyewear market is worth nearly $13 billion**
- 5-year agreement, 4% royalty fee, $15,000 annual marketing fee



KŪRE

I'M1 Millennial Lifestyle Choice

- **KURE Vaporium Lifestyle Lounges** are developing a new I'M1 lounge that is expected to bring an upscale 'cool culture' lounge lifestyle with quality product experiences for today's healthier alternative
- I'M1 branded products in development to include KURE premium vape juices and equipment
- The $4.4 billion US vapor/e-cigarette market is projected to eclipse $10 billion by 2020***
- The US is the largest global vaping market, at 53%, with 50% of U.S. adult smokers having tried or expressed interest in vapor****
- 10-year agreement, 5% royalty fee, $600,000 advisory fee for branding strategy services

LB Level Brands

Sources: *FashionUnited Business Intelligence, "The Menswear Market" Infographic, November 8, 2016 Infographic, includes FUBI sourcing Euromonitor International, FUBI sourcing World Trade data. **The Business Of Fashion, "A Closer Look at the $13 Billion Premium Eyewear Market," May 15, 2015; ***Wells Fargo Securities, LLC and Nielsen C-Store Database estimates; ****Wells Fargo Securities, LLC and Euromonitor

Encore Endeavor One

Brand Management and Experiential Entertainment

Encore Endeavor One

Brand Management Services

- **Creative development and marketing management for our clients as well as Level Brands and its subsidiaries.**
- **Strategic product alignment and placement services for clients and subsidiaries of Level Brands.**
- **Brand strategy, extension, and distribution support.**
- **Social and traditional media support.**



Romero Britto

Romero Britto, world-renowned neo-pop artist who uses vibrant colors and bold patterns as a visual expression of hope and happiness. Domestic product licensing and licensing-related entertainment ventures. 9-year agreement, 35% royalties

kathy ireland® by Romero Britto 2017. Courtesy of Jon Carrasco for the *kathy ireland®* Trust.

Encore Endeavor One

Brand Management and Experiential Entertainment



David Tutera

Award-winning designer, wedding and entertaining authority, television star, author and philanthropist. David's career includes fashion, weddings, books, broadcasting and magnificent events. 5-year agreement, 12.5% royalties.


OXiGEN

OXiGEN™ Water

Formula Four Beverages' OXiGEN™ takes water to a whole new level. OXiGEN™ water and shot both contain proprietary, highly stable O4 oxygen molecule to reduce effects of fatigue and improve post-exercise recovery. Brand marketing and strategy. \$0.40 to \$0.60 per case of product sold.



Damiva

Damiva's all-natural vaginal-health product line for women of all ages aligns with the team's efforts to impact the women's-product industry by breaking down barriers and creating innovative and natural products. Brand marketing and strategy. Minimum annual royalty guarantee plus annual marketing fees.



Chef Andre Carthen

aka the Fit Chef, is a celebrity chef who has contributed to a New York Times #1 best seller and appeared on many network television shows and in syndication. Brand licensing. 7-year agreement, 80% royalty fee.



Nicholas Walker

An accomplished garden designer-builder. Nicholas and Kathy's collaboration received a gold medal from the San Francisco garden show. Nicholas has appeared in Architectural Digest and on Oprah and HGTV. Brand licensing. 7-year agreement, 80% royalty fee.

Encore Endeavor One

Brand Management and Experiential Entertainment



CLINIC
IN A CAN

Medical Centers

Luxury Housing



sgblocks



SG Blocks (NASDAQ: SGBX) is a premier designer, innovator, and fabricator of container-based structures. Brand licensing, 1-year agreement renewable, 3.5% royalty.

Retail



STARBUCKS COFFEE

LB
Level Brands

Encore Endeavor One

Brand Management and Experiential Entertainment

EE1 Encore Endeavor One

Experiential Entertainment

- Recordings, Film and TV
- Web and Live Events
- Entertainment Experiences

BMG

Bertelsmann Music Group

The first recording is under way for a new EE1 entertainment project, which includes multiple concept songbook albums and programming. Global distribution for these albums is yet to be finalized.

EE1 Entertainment Projects in Development


M2M

Model 2 Mogul

A television series to inspire the next generation of business moguls, starring *Kathy Ireland®*, is currently in negotiations with several studios.


BAD GIRLS

Bad Girls

A motion picture for TV or film, in active discussions with multiple studios and networks. When sold, boasts licensing merchandise avenues for additional growth opportunities.



Worldwide Business with *kathy ireland®*

***kathy ireland®* Creative Living – Multi Media Productions produced in association with EE1**

An award-winning business and health program that is independently produced. The show provides its viewers an in-depth opportunity to find solutions to the industry problems from some of the top business leaders from around the globe. Currently broadcasting globally via Bloomberg International and Fox Business.

Key Stock Data

Recent Price*	$4.00
Market Cap	$32.1M
Shares Outstanding	8,028,928
Float	5,470,000
Revenue (ttm)[1]	$4.96M
Long-Term Debt[1]	$0
Cash[1]	$8.8M
Total Assets[1]	$15.3M

LB Level Brands

* As of February 28, 2018
[1] As of December 31, 2017

Financial Snapshot



$750,000
$500,000
$250,000
$0
1Q17
1Q18



$5
$4
$3
$2
$1
$0
2015
2016
2017

- ✓ 1Q18 Net Sales Up 244% YoY
- ✓ 1Q18 Gross Profit Up 1,139% YoY

- ✓ 1Q18 Net Sales Up 244% YoY
- ✓ Long Term Debt[1]: $0

LB
Level Brands

[1] As of December 31, 2017

Leadership | Management



Kathy Ireland

Chief Brand Strategist & Chairman Emeritus

One of the most successful entrepreneurs in America and a global humanitarian, Ms. Ireland is Chairman & CEO of *kathy ireland*® Worldwide; founded in 1993 with a Moretz Sports collection of athletic socks, continuing an iconic fashion career, beginning as a supermodel. By 2003, *kathy ireland*® socks had sold over 100 million pairs. *k*IWW® is listed by *License Global* magazine as one of the most powerful brands globally. Ms. Ireland credits teamwork and dedication for the success of *k*IWW®. She has graced the cover of *Forbes* multiple times, per Fairchild Publications, is one of the 50 most influential people in fashion, and is first Ambassador for YWCA - GLA, Best Buddies, and The Elizabeth Taylor AIDS Foundation.



Martin A. Sumichrast

Chief Executive Officer & Chairman of the Board

Mr. Sumichrast's 25-year executive entrepreneurial career spans business development, finance and investment, and real estate. He has extensive hands-on experience building businesses and has participated in dozens of transactions including M&A. Mr. Sumichrast became Chairman of Level Brands, Inc. shortly after inception. Mr. Sumichrast is Managing Director of Washington Capital, LLC, a family office and Managing Member of Stone Street Capital, LLC, a Charlotte, NC-based private investment company. He serves as Independent Trustee of the Barings Capital Global Short Duration High Yield Fund (NYSE: BGH), and Barings Capital Fund Trust.



Stephen Roseberry

President & Chief Marketing Officer, I'M1 & EE1

Mr. Roseberry is responsible for licensing and strategic marketing at *kathy ireland*® Worldwide and Level Brands' I'M1 and EE1 brands. His leadership skills and business acumen are transformational in *k*iWW® becoming a global licensing brand. Mr. Roseberry serves as a member of both the *k*IWW® and Sterling Winters Co. Board of Directors. He has spent his entire career in service to *kathy ireland's*® business endeavors. Mr. Roseberry is an accomplished producer for HBO, Showtime, PBS, Lifetime, TNN and the highest-rated films in the history of ABC Family Television: *Once Upon A Christmas* and *Twice Upon A Christmas*, starring *kathy ireland*®, which air annually in more than 50 countries.



Mark S. Elliott

Chief Financial Officer & Chief Operating Officer

Mr. Elliott's 30 years' business experience includes leadership positions in financial, retail, consulting, and governmental sectors. As founder and partner of Premier Alliance Group, currently named root9B Holdings, Inc., he directed its transformation to a public market company and successfully integrated six strategic M&A transactions, as Chairman and CEO, 2004-2013. He also served as its CFO, 2004-2010, and Chief Administrative Officer, 2014-2015. His career includes technology and management positions with Fortune 500 companies, JCPenney, and First Union National Bank.

Leadership | Board of Directors



Martin A. Sumichrast
Chairman

CEO of Level Brands, Inc., Mr. Sumichrast's 25-year executive entrepreneurial career spans business development, finance and investment, and real estate. He became Chairman of Level Brands, Inc. shortly after inception. Mr. Sumichrast is Managing Director of Washington Capital, LLC, a family office and Managing Member of Stone Street Capital, LLC, a Charlotte, NC-based private investment company. He serves as Independent Trustee of the Barings Capital Global Short Duration High Yield Fund (NYSE: BGH), and Barings Capital Fund Trust.



Erik Sterling
Director

Mr. Sterling is a Co-Founder of *kathy ireland*® Worldwide (*k*IWW®), as well as Sterling Winters Co., a brand-building, marketing and management firm established in 1978, and now a wholly owned subsidiary of *k*IWW®. He is also Vice Chairman and Chief Financial Officer of *k*IWW®. Mr. Sterling's philanthropic pursuits include the March of Dimes, the Elizabeth Taylor AIDS Foundation, the Saban Free Clinic, and the American Home Furnishings Hall of Fame. Mr. Sterling has four decades of branding, marketing, executive leadership and operational experience.



Anthony K. Shriver
Director

Mr. Shriver is Chairman and CEO of Best Buddies® International, a nonprofit 501(C)(3) organization he founded in 1989, establishing a global volunteer movement that creates advantages for people with intellectual and developmental disabilities. Best Buddies has grown from one chapter to nearly 1,900 middle- and high-school and college chapters worldwide, impacting over one million people per year, with participant programs in every state and over 50 countries. Mr. Shriver has dedicated his life to charitable efforts.



Seymour G. Siegel
Director

Mr. Siegel's 35-year career in public accounting and SEC regulatory matters includes a strong background in M&A, startups, cost-cutting initiatives, profit enhancements and business operations. He is President of Siegel Rich, Inc. a consulting firm, since 2014, and was a principal emeritus at Rothstein Kass. A CPA by training, Mr. Siegel has served on the boards of about a dozen public companies and has been a director and officer of numerous business, philanthropic and civic organizations.



Bakari Sellers
Director

An attorney, political commentator at CNN, and former member of the South Carolina House of Representatives, 2006-2014, Mr. Sellers has been a member of the Strom Law Firm, LLC, in Columbia, since 2007. He made history as the youngest member of the SC State Legislature and youngest African American elected official in the US. Mr. Sellers is an advocate of progressive public policies to address issues ranging from education and poverty, to preventing domestic violence and childhood obesity.



Gregory C. Morris
Director

Mr. Morris's extensive executive-level experience in public companies focuses on finance, investments, benefits, risk management, legal and human resources. Currently Vice President of Human Resources at Healthstat, Mr. Morris also served as Vice President of Administration and Corporate Secretary at Swisher Hygiene. Mr. Morris has over 15 years of board of director experience, having served on publicly traded and non-profit boards.

Socially Responsible to the Core

Millennium Development Goals*

Each partner, client, and licensee is required to join the team in supporting Millennium Development Goals to improve the condition of lives around the world:

1. We must eradicate extreme poverty and hunger
2. Achieve universal primary education
3. Promote gender equality and empower women
4. Reduce child mortality
5. Improve maternal health
6. Combat HIV/AIDS, malaria, and other diseases
7. Ensure environmental sustainability
8. Develop a global partnership for development
9. Bring opportunities of financial stability and healthcare to American veterans and their families
10. Stop human trafficking

* #1-8 are Millennium Development Goals originally established by the United Nations in September 2000. *Kathy Ireland*® personally added 9 & 10.

Investment Highlights

Licensing – A Powerful Business Model

- Leading brand builders: *k*IWW® team, and Level Brands' seasoned business and finance executives provide leadership
- Growing portfolios of multi-dimensional, IP-protected lifestyle brands
- Extensive licensing opportunities in and additional avenues for brand expansion and enhancement
- Potential for initial and recurring revenue streams
- Our Licensing Model is a non-capital intensive business – low overhead, no inventory
- Four diversified brands/business units, with potential new business pipelines
- Target market sectors include art, beauty, fashion, health and wellness, travel, publishing, entertainment, and more
- Licensing model gross margins are high and expected to be approximately 70-80%
- High growth areas and potential - in first 12 months I'M1 and EE1 have generated $3.6 million in sales (cash and non cash)
- Annual royalty fees potentially between 4% and 7%, contracted for 5 to 10 years


FEBRUARY 27 • 2012 EDITION
Forbes
SUPERMODEL
SUPERMOGUL
KATHY IRELAND OUTSELLS MARTHA STEWART
THE STRANGE BUT TRUE TRIUMPH OF A

Thank you.

Investor Relations: RedChip Companies
Contact: Dave Gentry, CEO
(407) 644-4256, ext. 104 | dave@redchip.com

IR@LevelBrands.com

Addendum | Directional Decision-Making Matrix

Sourced by kIWW®	Investment or Entity Purchase	License, Advisory or Brand Ambassador	Third Party Corporate Brand Management or Marketing Opportunity
For Level Brands	Level Brands has ROFR for up to 50% (remainder to kIWW®)	N/A	N/A
For I'M1	N/A	ROFR for I'M1	N/A
For EE1	N/A	N/A	ROFR for EE1
For BPU	N/A	ROFR for BPU	N/A
For kIWW®	No obligation to Level, I'M1, EE1 or BPU ROFR for Level Brands	No obligation (unless exclusively in Men's Category, then ROFR for I'M1)	No obligation to Level Brands, I'M1, EE1 or BPU
For kathy ireland® Health & Wellness	N/A	To Level Brands	N/A N/A

Sourced by Level Brands	Investment or Entity Purchase	License, Advisory or Brand Ambassador	Third Party Corporate Brand Management or Marketing Opportunity
For kIWW®	kIWW® has ROFR for up to 50% (remainder to Level Brands)	Referral fee of 50% of compensation	Referral fee of 50% of compensation
For I'M1	N/A	To I'M1	N/A
For EE1	N/A	N/A	To EE1
For BPU	N/A	To BPU	N/A
For Level Brands	No obligation to kIWW®	N/A	N/A
For kathy ireland® Health & Wellness	No obligation to kIWW®	To Level Brands	To Level Brands

kIWW® is obligated to refer certain kIWW®-sourced opportunities to Level Brands. Level Brands has the opportunity to earn fees on transactions it sources for kIWW®.

LB
Level Brands